[UBS INVESTMENT BANK LOGO]


                                $[3,626,546,000]
                              (Approximate +/- 10%)

             Wells Fargo Mortgage Backed Securities 2005-AR16 Trust
                                    (Issuer)

                    Wells Fargo Asset Securities Corporation
                                    (Seller)

              Mortgage Pass-Through Certificates, Series 2005-AR16


                                                                                                                         Expected
                                                                                                                          Initial
                                                                                                                         Rating of
                Initial Certificate                                                                                       Offered
  Offered        Principal Balance        Initial                                                     Payment Window   Certificates
Certificates            (1)(2)        Pass-Through Rate          Principal Types           WAL (4)         (4)              (3)
------------------------------------------------------------------------------------------------------------------------------------
   1-A-1          $ [531,933,000]       [4.982]%(5)        Super Senior, Pass-Through      [1.70]     [10/05 - 7/08]        AAA
   1-A-2          $  [59,104,000]       [4.982]%(5)       Senior Support, Pass-Through     [1.70]     [10/05 - 7/08]        AAA
   2-A-1          $ [414,728,000]       [4.948]%(6)           Senior, Pass-Through         [2.05]     [10/05 - 1/09]        AAA
   3-A-1          $ [525,048,000]       [4.997]%(7)           Senior, Pass-Through         [2.38]     [10/05 - 2/10]        AAA
   3-A-2          $ [200,000,000]       [4.997]%(7)        Super Senior, Pass-Through      [2.38]     [10/05 - 2/10]        AAA
   3-A-3          $  [23,042,000]       [4.997]%(7)       Senior Support, Pass-Through     [2.38]     [10/05 - 2/10]        AAA
   4-A-1          $  [76,091,000]       [4.993]%(8)            Senior, Sequential          [1.40]    [10/05 - 12/08]        AAA
   4-A-2          $  [50,068,000]       [4.993]%(8)               Senior, Pac              [1.07]    [10/05 - 11/07]        AAA
   4-A-3          $  [50,092,000]       [4.993]%(8)            Senior, Companion           [1.73]    [10/05 - 12/08]        AAA
   4-A-4          $ [125,000,000]       [4.993]%(8)            Senior, Sequential          [4.35]     [12/08 - 7/10]        AAA
   4-A-5          $  [16,713,000]       [4.993]%(8)            Senior, Sequential          [4.91]      [7/10 - 9/10]        AAA
   4-A-6          $  [50,000,000]       [4.989]%(8)         Super Senior, Sequential       [1.40]    [10/05 - 12/08]        AAA
   4-A-7          $   [5,556,000]       [4.989]%(8)        Senior Support, Sequential      [1.40]    [10/05 - 12/08]        AAA
   5-A-1          $  [41,100,000]       [4.989]%(9)           Senior, Pass-Through         [2.37]     [10/05 - 2/10]        AAA
   6-A-1          $ [735,071,000]      [5.001]%(10)           Senior, Pass-Through         [2.54]     [10/05 - 9/10]        AAA
   7-A-1          $ [500,000,000]      [5.267]%(11)        Super Senior, Pass-Through      [3.20]     [10/05 - 8/15]        AAA
   7-A-2          $  [19,370,000]      [5.267]%(11)       Senior Support, Pass-Through     [3.20]     [10/05 - 8/15]        AAA
   7-A-3          $ [203,630,000]      [5.267]%(11)           Senior, Pass-Through         [3.20]     [10/05 - 8/15]        AAA
------------------------------------------------------------------------------------------------------------------------------------
 Non-Offered
Certificates

------------
    B-1               $ [TBD]          [4.987]%(12)               Subordinate              [3.58]     [10/05 - 9/10]        AA
    B-2               $ [TBD]          [4.987]%(12)               Subordinate              [3.58]     [10/05 - 9/10]         A
    B-3               $ [TBD]          [4.987]%(12)               Subordinate              [3.58]     [10/05 - 9/10]        BBB
    B-4               $ [TBD]          [4.987]%(12)               Subordinate              [3.58]     [10/05 - 9/10]        BB
    B-5               $ [TBD]          [4.987]%(12)               Subordinate              [3.58]     [10/05 - 9/10]         B
    B-6               $ [TBD]          [4.987]%(12)               Subordinate              [3.58]     [10/05 - 9/10]        NR
   7-B-1              $ [TBD]          [5.267]%(13)               Subordinate              [5.71]     [10/05 - 9/35]        AA
   7-B-2              $ [TBD]          [5.267]%(13)               Subordinate              [5.71]     [10/05 - 8/15]         A
   7-B-3              $ [TBD]          [5.267]%(13)               Subordinate              [5.71]     [10/05 - 8/15]        BBB
   7-B-4              $ [TBD]          [5.267]%(13)               Subordinate              [5.71]     [10/05 - 8/15]        BB
   7-B-5              $ [TBD]          [5.267]%(13)               Subordinate              [5.71]     [10/05 - 8/15]         B
   7-B-6              $ [TBD]          [5.267]%(13)               Subordinate              [5.71]     [10/05 - 8/15]        NR
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the prospectus supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/-10%.

(3) Ratings on the senior certificates are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate certificates are expected from one of the three above rating agencies.

(4) The WAL and the Payment Window are shown to the weighted average reset date run at 25 CPB.

(5) The pass-through rate for the Class 1-A-1 and Class 1-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 3-A-1, Class 3-A-2 and Class 3-A-3 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6 and Class 4-A-7 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class 7-A-1, Class 7-A-2 and Class 7-A-3 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(12) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the weighted average of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).

(13) The pass through rate for the Class 7-B-1, Class 7-B-2, Class 7-B-3, Class 7-B-4, Class 7-B-5 and Class 7-B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to the loan in group seven as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the weighted average of the net mortgage rates on the loans in group seven weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Securities LLC ("UBS"). The analysis in this report is based on information provided solely by Wells Fargo Asset Securities Corporation. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

SUMMARY

Relevant Parties

   Issuer.................... Wells Fargo Mortgage Backed Securities 2005-AR16
                              Trust.

   Seller.................... Wells Fargo Asset Securities Corporation.

   Master Servicer........... Wells Fargo Bank, N.A.

   Servicers................. Initially, Wells Fargo Bank, N.A. Any other servicer will be approved by the Master Servicer.

   Trustee................... Wachovia Bank, National Association.

   Custodian................. Wells Fargo Bank, N.A.


Relevant Dates

   Cut-Off Date.............. September 1, 2005.

   Closing Date.............. On or about September 20, 2005.

   Investor Settle Date...... On or about September 20, 2005.

   Distribution Date......... The 25th day of each  month or, if that day is not a business day, the next business day, beginning in October 2005.

   Interest Accrual Period... The interest accrual period with respect to all
                              Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).


Optional Termination......... The Master Servicer may, at its option, purchase all but not less than all of the mortgage loans in the trust on any Distribution Date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 10% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-Off Date.

Credit Enhancement........... Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                              Subordination. All senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on all mortgage loans, other than certain excess losses, prior to other classes of certificates.

                              Allocation of Losses. The Class B-1 through B-6 subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group one through group six mortgage loans, other than certain excess losses, prior to other classes of certificates. The Class 7-B-1 through 7-B-6 subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group seven mortgage loans, other than certain excess losses, prior to other classes of certificates. Thereafter, losses on the loans in the first loan group will be allocated pro-rata to the Class 1-A-1 and Class 1-A-2 certificates, losses on the loans in the second loan group will be allocated to the Class 2-A-1 certificates, losses on the loans in the third loan group will be allocated the pro-rata to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 certificates and any losses to be allocated to the Class 3-A-2 certificates will instead be allocated first to the class 3-A-3 certificates until reduced to zero and then to the class 3-A-2 certificates, losses on the loans in the fourth loan group will be allocated pro-rata to the Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4,
                              Class 4-A-5, Class 4-A-6 and Class 4-A-7 certificates, and any losses to be allocated to the Class 4-A-6 certificates will instead be allocated first to the class 4-A-7 certificates until reduced to zero and then to the class 4-A-6 certificates, losses on the loans in the fifth group will be allocated to the Class 5-A-1 certificates, losses on the loans in the sixth group will be allocated to the Class 6-A-1 certificates and losses on the loans in the seventh group will be allocated pro-rata to the Class 7-A-1, Class 7-A-2 and Class 7-A-3 certificates and any losses to be allocated to the Class 7-A-1 certificates will instead be allocated first to the class 7-A-2 certificates until reduced to zero and then to the class 7-A-1 certificates.


Last Scheduled
Distribution Date............ [September 25, 2035].

Collateral................... The Trust's main source of funds for making distributions on the certificates will be collections on seven pools of adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status................... Elections will be made to treat the assets of the trust as one or more separate real estate mortgage investment conduits or REMICs. The offered certificates will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Considerations......... If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Securities LLC ("UBS"). The analysis in this report is based on information provided solely by Wells Fargo Asset Securities Corporation. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.